UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                             ACME UNITED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

         ----------------------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         ----------------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         ----------------------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

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      5) Total fee paid:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         ----------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------------
      3) Filing Party:

         ----------------------------------------------------------------------
      4) Date Filed:

         ----------------------------------------------------------------------

March 25, 2008




Dear Fellow Shareholder:

On behalf of your Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Acme United Corporation scheduled to be held on Monday, April 21, 2008 at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York. I look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to elect seven directors to serve for a one-year term. Information regarding these matters is set forth in the accompanying Notice of Annual Meeting and Proxy Statement to which you are urged to give your prompt attention.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy card in the enclosed prepaid envelope. This will not limit your right to vote in person should you attend the Meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Acme United Corporation.

Sincerely,


Walter C. Johnsen
Chairman and Chief Executive Officer

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 21, 2008

To our Shareholders: The Annual Meeting of Shareholders (the "Meeting") of Acme United Corporation, a Connecticut Corporation, (the "Company") will be held on Monday, April 21, 2008, at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York, for the following purposes:

     1.   To elect seven (7) Directors of the Company;

     2. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 4, 2008 are entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

You are cordially invited to attend the Meeting. Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. We hope that you will attend the Meeting.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No additional postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                           By Order of the Board of Directors,


                                           Paul G. Driscoll
                                           Vice President and Chief Financial
                                           Officer, Secretary and Treasurer

March 25, 2008
Fairfield, Connecticut

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824


                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 April 21, 2008

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Acme United Corporation, a Connecticut Corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company, to be held April 21, 2008, at 11:00 A.M., local time, at the American Stock Exchange, 86 Trinity Place, New York, New York or at any adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about March 26, 2008 to all holders of record of the Company's Common Stock, par value $2.50 per share (the "Common Stock"), as of the close of business on March 4, 2008. A copy of the Company's 2007 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2007, accompanies this Proxy Statement.

         At the Meeting, shareholders will elect seven (7) Directors to serve until the next annual meeting.

                    VOTING SECURITIES, RECORD DATE AND QUORUM

         Record Date. The Board of Directors has fixed the close of business on March 4, 2008, as the record date (the "Record Date") for determination of shareholders entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 3,503,183 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding.

         Quorum. The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the Meeting. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate, but are counted in determining the presence of a quorum.

         Election of Directors. Assuming the presence of a quorum, a plurality of the votes cast at the Meeting is required to elect each of the nominees for Director. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

                                      (1)

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

         The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting in person and casting a ballot.

         The proxy holders, Walter C. Johnsen and Susan H. Murphy, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented in their sole discretion with respect to any matters not included in this Proxy Statement that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

         The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies.

                                      (2)

                                    PROPOSAL
                              ELECTION OF DIRECTORS

The By-laws of the Company provide that the Company have a Board of Directors of not less than five or more than nine directors, with the number of directors to be fixed by the Board from time to time. The number of directors is presently fixed at eight. Directors serve until the next annual meeting and until their respective successors have been elected and qualified.

The Board of Directors currently consists of eight directors. One incumbent director, Gary D. Penisten, has decided to retire from the Board of Directors at the conclusion of his present term as director, and accordingly, he will not stand for reelection. His term as a director will expire at the Meeting; at that time the number of directors will be fixed at seven.

Seven directors are to be elected at the Meeting to serve for one-year terms until the 2009 Annual Meeting of Shareholders and until their respective successors are elected and qualified. The Board has determined to nominate seven individuals for election to the Board of Directors, each of whom is presently an incumbent director. The Board of Directors knows of no reason why any nominee would be unable to serve as director. Each nominee has consented to being named as a nominee for director of the Company in this Proxy Statement and to serve as a director if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of a substitute nominee designated by the Board.

The following information about the nominees for election as our directors is based, in part, upon information furnished by the nominees.

-------------------------  ------------------------------------  ---------------
Nominees                   Principal Occupation                  Director Since
-------------------------  ------------------------------------  ---------------
Walter C. Johnsen          Chairman of the Board and Chief            1995
(age 57)                   Executive Officer of the Company
                           since January 1, 2007; President
                           and Chief Executive Officer of the
                           Company from November 30, 1995 to
                           December 31, 2006. Formerly served
                           as Vice Chairman and a principal of
                           Marshall Products, Inc., a medical
                           supply distributor.
-------------------------  ------------------------------------  ---------------
Richmond Y. Holden, Jr.    Since 2007, President of Educators         1998
(age 54)                   Publishing Service, a supplementary
                           publisher of education materials
                           and a subsidiary of School
                           Specialty Inc. Previously,
                           President and Chief Executive
                           Officer of J.L. Hammett Co. from
                           1992 to 2006, a reseller of
                           educational products.
-------------------------  ------------------------------------  ---------------

                                       (3)

-------------------------  ------------------------------------  ---------------
Brian S. Olschan           President and Chief Operating              2000
(age 51)                   Officer of the Company since
                           January 1, 2007; Executive Vice
                           President and Chief Operating
                           Officer of the Company from January
                           1999 to December 31, 2006; Senior
                           Vice President - Sales and
                           Marketing of the Company from
                           September 1996 to January 1999.
                           Formerly served as Vice President
                           and General Manager of the Cordset
                           and Assembly Business of General
                           Cable Corporation, an electrical
                           wire and cable manufacturer.
-------------------------  ------------------------------------  ---------------
Stevenson E. Ward III      Vice President and Chief Financial         2001
(age 62)                   Officer of Triton Thalassic
                           Technologies, Inc. since September
                           2000. From 1999 through 2000, Mr.
                           Ward served as Senior Vice
                           President-Administration of
                           Sanofi-Synthelabo, Inc., a major
                           pharmaceutical company. He also
                           served as Executive Vice President
                           (1996-1999) and Chief Financial
                           Officer (1994-1995) of Sanofi,
                           Inc., and Vice President,
                           Pharmaceutical Group, Sterling
                           Winthrop, Inc. (1992-1994). Prior
                           to joining Sterling he was employed
                           by General Electric Company.
-------------------------  ------------------------------------  ---------------
Susan H. Murphy            Vice President for Student and             2003
(age 56)                   Academic Services, Cornell
                           University since 1994; Dean of
                           Admissions and Financial Aid from
                           1985 to 1994. Employed at Cornell
                           since 1978. Ms. Murphy received a
                           Ph.D. from Cornell University.
-------------------------  ------------------------------------  ---------------
 Rex L. Davidson           President and Chief Executive              2006
 (age 58)                  Officer of Goodwill Industries of
                           Greater New York and Northern New
                           Jersey, Inc., and President of
                           Goodwill Industries Housing
                           Corporation since 1982. Appointed
                           by Mayor Bloomberg to the New York
                           City Workforce Investment Board in
                           2002. Serves on the Board of the
                           Better Business Bureau Education
                           and Research Foundation. He also
                           serves on the Stony Brook
                           University MBA Advisory Board.
-------------------------  ------------------------------------  ---------------

                                      (4)

-------------------------  ------------------------------------  ---------------
 Stephen Spinelli, Jr.     President, Philadelphia University,        2006
 (age 53)                  2007-present. He served as Vice
                           Provost for Entrepreneurship and
                           Global Management for Babson
                           College from 2004 to 2007 and was a
                           member of the Babson faculty since
                           1993. Founder and former Chairman
                           of American Oil Change Corporation
                           (d.b.a. Jiffy Lube). He consults
                           with a wide array of businesses
                           globally. He received a Ph.D. in
                           Economics from Imperial College,
                           University of London (U.K.).
-------------------------  ------------------------------------  ---------------

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors had seven meetings in 2007. All Directors attended at least 75% of the aggregate of the total number of the Board meetings and meetings of committees of the Board of which they were a member. The Board of Directors has established standing Executive, Audit, and Compensation Committees, each of which is comprised solely of independent non-employee members of the Board of Directors. The Board of Directors does not have a standing Nominating Committee.

INDEPENDENCE DETERMINATIONS

The Board of Directors annually determines the independence of directors. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a material relationship with the Company or otherwise. Material relationships can include commercial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.

Independent directors are directors who, in the view of the Board of Directors, are free of any relationship that would interfere with the exercise of independent judgment. Under American Stock Exchange rules, the following persons shall not be considered independent:

     (a) a director who is or was employed by the Company or any of its affiliates for the current year or any of the past three years;

     (b) a director who accepted or who has an immediate family member who accepted any compensation from the Company or any of its affiliates in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence (other than certain specified types of compensation, including, e.g., compensation for Board or Committee service, benefits under a tax-qualified retirement plan, or non-discretionary compensation);

                                      (5)

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company as an executive officer;

     (d) a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is, or has an immediate family member who is employed as an executive of another entity where at any time during the most recent three fiscal years, any of the Company's executive officers serve on that other entity's compensation committee; and

     (f) a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

Immediate family includes a person's spouse, parents, children, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

Mr. Johnsen, Chairman of the Board, serves as Chief Executive Officer of the Company, and Mr. Olschan, a member of the Board, serves as President and Chief Operating Officer of the Company. The Board has determined that all of the other current directors are "independent" within the meaning of the applicable listing standards of the American Stock Exchange. These independent directors are: Mr. Davidson, Mr. Holden, Ms. Murphy, Mr. Spinelli and Mr. Ward, each of whom is standing for reelection, and Mr. Penisten, who is not standing for reelection.

EXECUTIVE COMMITTEE

The Executive Committee of the Board of Directors is composed of Mr. Penisten, who serves as Chairman, and Mr. Holden. The function of the Executive Committee is to act for the Board of Directors during the intervals between meetings of the Board. The Executive Committee held one meeting in 2007.

AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in overseeing (1) the audit and integrity of our financial statements, (2) the performance of our independent auditors, (3) the adequacy and effectiveness of our accounting, auditing and financial reporting processes, and (4) our compliance with legal and regulatory requirements. The duties of the Audit Committee include the selection and appointment of our independent auditors, including evaluation of their qualifications, performance and independence. The Board of Directors has determined that all members of the Audit Committee are "independent" and "financially literate" within the meaning of the applicable listing standards of the American Stock Exchange. In addition, the Board has determined that Mr. Ward qualifies as an "audit committee financial expert" within the meaning of regulations adopted by the Securities and Exchange Commission and has the financial sophistication required under the listing standards of the American Stock Exchange.

                                      (6)

The Committee consists of Mr. Ward, Chairman, and Messrs. Holden and Spinelli. The Audit Committee meets at least quarterly, and more often as needed. The Committee met six times in 2007. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. A copy of the Audit Committee charter is available on the company's website at www.acmeunited.com in the Investor Relations/Corporate Governance section.

NOMINATIONS FOR DIRECTORS

The functions of the Nominating Committee are performed by the whole Board. Board of Director nominations are recommended for the entire Board's selection by a majority of the Board's "independent directors," as such term is defined in
Section 121A of the American Stock Exchange's listing standards.

The Board will consider nominees for directors recommended in writing by shareholders to the Board at least sixty (60) days prior to the annual meeting at which the election of directors is to be held (subject to certain requirements set forth in the By-laws). The nomination should be sent in care of the Secretary of the Company at 60 Round Hill Road, Fairfield, CT 06824, and should include the name, address, telephone number and resume of the nominee's business and educational background, along with a written statement by the shareholder as to why such person should be considered for election to the Board of Directors.

The Board follows the same evaluation procedures whether a candidate is recommended by directors or shareholders. In identifying and evaluating nominees for director, the Board considers whether the candidate has the highest ethical standards and integrity, and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly held company. The Board commences its evaluation of candidates on the basis of materials submitted by or on behalf of the candidate and on the basis of the knowledge of members of the Board and management regarding the candidate. To the extent the Board does not have enough information to evaluate a candidate, the Board may send a questionnaire to the candidate for completion in enough time for Board consideration. In addition, it has historically been customary for some members of the Board to meet with the candidate individually or in small groups.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors assists the Board in establishing the compensation policies for cash and equity compensation of our executive officers. The duties of the Committee include evaluating and making recommendations to the Board regarding the compensation and equity incentives and awards for our executive officers and the administration of the Company's Non-Salaried Director Stock Option Plan. The Board of Directors has determined that all members of the Compensation Committee are "independent" within the meaning of the applicable listing standards of the American Stock Exchange. The Committee consists of Mr. Holden, Chairman, Messrs. Davidson and Penisten, and Ms. Murphy. The Committee held three meetings during 2007.

                                      (7)

The Compensation Committee makes recommendations to the Board of Directors regarding compensation of our executive officers. In 2007, the compensation and benefits for our executive officers consisted of four components: (i) base salary; (ii) a cash incentive bonus award; (iii) stock option awards; and (iv) a benefits package.

The base salaries for our officers are set annually and reflect skills and experience, level and scope of responsibility and performance during the prior year and historical, long-term performance. The Compensation Committee also considers external factors, such as cost of living in the areas in which our officers reside and current market conditions. During 2007 the Chief Executive Officer participated in discussions with the Committee regarding the base salary amounts of the executive officers.

The Company grants cash incentive awards under our Cash Bonus Plan based upon the achievement of both Company and individual performance objectives. The Company generally makes cash awards under this Plan if the Company achieves the minimum level of net income set for the applicable year. However, the Company may make awards at its discretion if the minimum levels of net income are not attained due to unusual circumstances, but where the performance of individual executive officers merit such awards.

During 2007, the Chief Executive Officer proposed bonus awards and reviewed the proposals, and the basis for the proposals, with the Compensation Committee. The Committee subsequently proposed bonus awards to the independent directors of the full Board for final review and approval.

The Company's stock option program is administered by the Board of Directors, which acts upon recommendations of the Compensation Committee. The purpose of the Company's stock option program is to facilitate the acquisition of equity interests in the Company by its officers and key employees and thus their sharing in the future success of the Company's business. The Committee takes into account factors such as: (i) the total number of shares of common stock outstanding; (ii) the total number of shares of common stock which remain available for grant under the Company's various stock option plans; and (iii) the need to have an appropriate balance between currently paid and longer-term compensation, and between cash and equity compensation.

COMPENSATION OF DIRECTORS

DIRECTORS' CASH FEES

CASH COMPENSATION

As described below, in 2007 the Company paid as compensation to non-employee directors cash consisting of annual fees and fees for Board and committee meetings attended. The Chairman Emeritus of the Board and each director who chaired a committee received additional compensation to compensate for the additional responsibility and effort associated with the director's respective position. These fees consisted of:

                                      (8)

     o    an annual fee of $14,000, payable quarterly;

     o    $1,000 for each Board meeting attended;

     o $2,000 paid to the Chairman Emeritus of the Board for each Board meeting;

     o    $600 for each committee meeting attended;

     o $600 to the committee chairpersons for each committee meeting conducted; and

     o    an annual fee of $3,200 to the Chairperson of the Audit Committee.

In addition, the Company provided reimbursement to each director for customary and usual travel expenses incurred in connection with attendance at Board and committee meetings.

DIRECTORS' STOCK OPTIONS

On April 23, 2007, the date of the last annual meeting of shareholders, each non-employee director re-elected to the Board of Directors received an annual option grant, as provided under the 2005 Non-Salaried Director Stock Option Plan, to purchase 2,500 shares of Common Stock. Each option had an exercise price of $14.51 per share, and was immediately exercisable in full.

Under the Non-Salaried Director Stock Option Plan, each new director, upon becoming a member of the Board of Directors, receives an option to purchase 5,000 shares of Common Stock. These options vest as follows: 25% on the day after the date of the grant; 25% one day after the first year anniversary of the date of grant; 25% one day after the second year anniversary of the date of grant; and 25% one day after the third year anniversary of the date of grant.

ATTENDANCE AT ANNUAL MEETINGS

While the Company has no formal policy regarding the attendance of Board members at annual meetings of shareholders, director attendance is deemed very important and is strongly encouraged. In 2007, all eight then incumbent members of the Board attended the 2007 Annual Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The Company has established a process for shareholders to send communications to the Board of Directors. Shareholders may send communications to the Board of Directors to the attention of the Secretary, Acme United Corporation, 60 Round Hill Road, Fairfield, Connecticut 06824, who will forward them to all Board members within a reasonable time after receipt. If the shareholder wishes the communication to be sent to one or more specific Board members only, the addressee should be the specific Board member(s), "c/o Secretary", who will then forward the communication to such Board member(s). If one or more specific Board members are not designated for such other communication, the communication will be forwarded to the entire Board.

                                      (9)

                   OWNERSHIP OF ACME UNITED CORPORATION STOCK

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of March 1, 2008, with respect to the beneficial ownership of shares of Common Stock by any person who, to the knowledge of the Company, owns beneficially more than 5% of the outstanding shares of Common Stock of the Company.

--------------------------- --------------------- --------------------- --------------
                                                        Number of
                                                   Beneficially Shares    Percent of
Shareholder                   Type of Ownership         Owned (1)            Class
--------------------------- --------------------- --------------------- --------------
Walter C. Johnsen                  Direct                613,722             17.35
60 Round Hill Road
Fairfield, CT   06824
--------------------------- --------------------- --------------------- --------------
J. Carlo Cannell                   Direct                246,600*             7.04
240 E. Deloney Ave.
Jackson, WY  83001
--------------------------- --------------------- --------------------- --------------

*Based on the reporting person's Schedule G dated December 31, 2007.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth certain information, as of March 1, 2008, with respect to the beneficial ownership of shares of Common Stock by (i) each director and nominee for director of the Company; (ii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iii) all executive officers and directors as a group. The persons shown have sole voting and investment power in these shares except as indicated below in the notes to the table.

The address of each person appearing in the table who is an officer or director of the Company is 60 Round Hill Road, Fairfield, CT 06824.

                                      (10)

-------------------------------------- -------------------------- -----------
Name of Beneficial Owner                    Number of Shares        Percent
                                         Beneficially Owned (1)
-------------------------------------- -------------------------- -----------
Rex L. Davidson (2)                               6,250                *
-------------------------------------- -------------------------- -----------
Paul G. Driscoll (3)                             44,983               1.27
-------------------------------------- -------------------------- -----------
Richmond Y. Holden, Jr. (4)                      41,272               1.17
-------------------------------------- -------------------------- -----------
Walter C. Johnsen (5)                           613,722              17.35
-------------------------------------- -------------------------- -----------
Susan M. Murphy (6)                              17,506                *
-------------------------------------- -------------------------- -----------
Brian S. Olschan (7)                            127,250               3.55
-------------------------------------- -------------------------- -----------
Gary D. Penisten (8)                            100,500               2.85
-------------------------------------- -------------------------- -----------
Stephen Spinelli, Jr. (2)                         6,250                *
-------------------------------------- -------------------------- -----------
Stevenson E. Ward III (9)                        20,700                *
-------------------------------------- -------------------------- -----------
Executive officers and directors                978,433              26.07
as a group (9 persons)
-------------------------------------- -------------------------- -----------

*Less than 1.0%

(1) Based on a total of 3,503,183 shares outstanding as of March 1, 2008. Under applicable rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, whether by exercise of stock options or otherwise.

(2)  Includes 6,250 shares issuable upon exercise of options.

(3)  Includes 41,000 shares issuable upon exercise of options.

(4)  Includes 32,500 shares issuable upon exercise of options.

(5)  Includes 33,750 shares issuable upon exercise of options.

(6)  Includes 14,000 shares issuable upon exercise of options.

(7)  Includes 86,250 shares issuable upon exercise of options.

(8)  Includes 22,500 shares issuable upon exercise of options.

(9)  Includes 7,500 shares issuable upon exercise of options.

                                      (11)

                             EXECUTIVE COMPENSATION



SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of the Company's Principal Executive Officer and each of the two other most highly compensated executive officers of the Company for the fiscal year ended December 31, 2007. These three officers are referred to as named executive officers, or NEOs.

                                                                                                All Other
                                                             Bonus         Option Awards       Compensation         Total
Name and Principal Position     Year       Salary ($)       ($) (1)           ($) (2)               ($)              ($)
Walter C. Johnsen               2007        $424,615        $150,000          $47,929           $25,202 (3)        $647,746
Chairman & Chief                2006        $386,154        $100,000          $32,320           $19,619            $538,093
Executive Officer

Brian S. Olschan                2007        $375,962        $150,000          $42,099           $ 8,277 (4)        $576,338
President & Chief               2006        $333,035        $ 75,000          $25,890           $ 8,127            $442,052
Operating Officer

Paul G. Driscoll                2007        $212,308        $110,000          $28,943           $ 7,192 (4)        $358,442
Vice President-Chief            2006        $193,177        $ 40,000          $16,960           $ 4,427            $254,564
Financial Officer

     (1) The bonus reported includes bonuses for the fiscal year reported paid both during and after the end of the fiscal year.

     (2) Represents the compensation costs of stock options for financial reporting purposes for 2007 under FAS 123 (R), rather than an amount paid to or realized by the named executive officer.

     (3) Consists of reimbursement of out-of-pocket health care expenses, payment of life insurance premiums and Company matching contribution to the Company's 401(k) Profit Sharing Plan.

     (4) Consists of reimbursement of payments of life insurance premiums and Company matching contribution to the Company's 401(k) Profit Sharing Plan.

                                      (12)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2007 for each of the NEOs.


-------------------- ------------------------------- ---------------------------------- ------------- ---------------
                          Number of Securities                                             Option
                         Underlying Unexercised       Number of Securities Underlying     Exercise        Option
                       Options at Fiscal Year End      Unexercised Options at Fiscal       Price        Expiration
Name                        (#) Exercisable             Year End (#) Unexercisable          ($)          Date (1)
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Walter C. Johnsen                10,000                                                   $  4.00         6/23/13
                                 15,000                            5,000                  $ 15.65         4/28/15
                                  3,750                           11,250                  $ 15.15         7/31/16
                                                                  15,000                  $ 14.93         6/12/17
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Brian S. Olschan                  7,500                                                   $  1.63         1/25/10
                                  5,000                                                   $  3.56        10/10/10
                                 20,000                                                   $  2.75         5/07/11
                                 20,000                                                   $  3.05        11/12/11
                                 15,000                                                   $  4.00         6/23/13
                                 11,250                            3,750                  $ 15.65         4/28/15
                                  3,750                           11,250                  $ 15.15         7/31/16
                                                                  15,000                  $ 14.93         6/12/17
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Paul G. Driscoll                 10,000                                                   $  3.55         3/19/11
                                  1,000                                                   $  3.05        11/12/11
                                 10,000                                                   $  3.75         9/23/12
                                  7,500                                                   $  4.00         6/23/13
                                  7,500                            2,500                  $ 15.65         4/28/15
                                  2,500                            7,500                  $ 15.15         7/31/16
                                                                  11,500                  $ 14.93         6/12/17
-------------------- ------------------------------- ---------------------------------- ------------- ---------------

     (1) Each option with an expiration date of 2015 or earlier vests in four equal parts commencing on the day after the date of grant and on each of the three anniversary dates of the date of grant. Options with an expiration date after 2015 vest as to one-fourth of the option grant beginning on the first anniversary of grant date. Each option grant has a ten-year term.

DEFERRED COMPENSATION BENEFIT

Under the Company's Deferred Compensation Plan for executives and key managers participating in the Company's Cash Bonus Plan, participants will be eligible to make an irrevocable election on or before December 31st of each year as to the percentage of his or her bonus to be awarded in the following year. The deferral may be for all or a portion of the participant's Cash Bonus Plan. All deferred amounts will be non-forfeitable and will earn the prime rate of interest plus 1% compounded quarterly during the period of deferral. The Company will add 20% to the deferred amount for each employee as a matching contribution up to a maximum of $10,000 annually. Amounts deferred will be deferred until separation from service with the Company. The plan will be administered by the Deferred Compensation Plan Committee, which consists of our Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer.

                                      (13)

PENSION BENEFITS

In December 1995, the Board of directors adopted a resolution to freeze the Retirement Plan resulting in no further benefit accruals after February 1, 1996. None of the NEOs is a participant of the Pension Plan.

CHANGE IN CONTROL ARRANGEMENTS--SALARY CONTINUATION PLAN

The Company has a Salary Continuation Plan that covers officers of the Company at the level of Corporate Vice President or above, under the age of sixty-five
(65). The Plan is designed to retain key employees and provide for continuity of management in the event of an actual or threatened change in control of the Company. A covered officer would receive payment under the Plan if there is a disposition of the Company and, within one year (or if such employee is also a director, within two years) after such change in control, one of the following triggering events occurs:

     o    involuntary termination;
     o    a reduction in responsibility, status or compensation;
     o transfer to a location unreasonably distant from his or her current location; or
     o    voluntary resignation.

A disposition of the Company shall include (i) a sale of substantially all the assets of the Company or a successor, or of a Division with more than 50% of the sales of the Company in the preceding full year of operations, such that shareholder approval is required and (ii) the acquisition by any such person or group of persons acting in concert, of legal or beneficial ownership of fifty percent (50%) or more of the voting stock of the Company, or its successor.

The compensation provided to a covered officer upon disposition of the Company would consist of the following:

     o monthly salary rate being paid at the date of the change in control multiplied by the number of months payable;
     o average monthly incentive bonus payments for the prior three taxable years multiplied by the number of months payable; and
     o medical, life and other insurance in effect at the date of disposition to continue into the future for the number of months compensation is payable.

Payment of the first two items would be in a lump sum, payable no later than thirty (30) days after the date on which the officer submits notice to the Board that the officer wishes to exercise his or her rights under the Plan.

A Director of the Company who is also an officer of the Company at the level of Executive Vice President or above would be entitled to the value of thirty-six
(36) months' compensation and benefits for thirty-six (36) months. Officers at the level of Senior Vice President and Vice President would be entitled to the value of twenty-four (24) months' compensation and benefits for twenty-four (24) months.

The Plan presently covers Walter C. Johnsen, Brian S. Olschan, Larry H. Buchtmann and Paul G. Driscoll. Walter C. Johnsen and Brian S. Olschan would be entitled to the value of thirty-six (36) months of compensation and benefits. Larry H. Buchtmann and Paul G. Driscoll would be entitled to the value of twenty-four (24) months of compensation and benefits.

                                      (14)

SEVERANCE PAY PLAN

         The Severance Pay Plan covers officers of the Company employed in the United States at the level of Corporate Vice President or above, under the age of sixty-five (65). The Plan is designed to enable the Company to attract and retain key employees. A covered officer would receive payments under the Plan if one of the following triggering events occurs:

          o involuntary termination for any reason other than gross misconduct;
          o    death;
          o    reduction of responsibility, status or compensation reduced; or
          o transfer to a location unreasonably distant from his or her current location.

         This Plan would only apply if the Salary Continuation Plan would not apply. Payment under this Plan, except in the event of termination by death, would be equivalent to one month's salary multiplied by each year of service to the Company based upon the level of his or her compensation in effect immediately preceding such termination. The Plan sets out a minimum and maximum number of months' compensation payable to each such employee upon such severance. The Plan would also provide death benefits to covered officers' beneficiaries.

         A Director of the Company who is also an Officer of the Company at the level of Executive Vice President or above would be entitled to a minimum of nine (9) months' compensation and a maximum of thirty (30) months' compensation. In the event of such officer's death, his or her beneficiaries would be entitled to nine (9) months' compensation. Officers at the level of Senior Vice President or Vice President would be entitled to a minimum of six (6) months' compensation and a maximum of eighteen (18) months' compensation. In the event of such officer's death, his or her beneficiaries would be entitled to six (6) months' compensation. Payments would be made in a single lump sum.

         This Plan covers Walter C. Johnsen, Brian S. Olschan, Larry H. Buchtmann and Paul G. Driscoll. Walter C. Johnsen and Brian S. Olschan would be entitled to a minimum of nine (9) months' compensation and a maximum of thirty
(30) months' compensation. Larry H. Buchtmann and Paul G. Driscoll would be entitled to a minimum of six (6) months' compensation and a maximum of eighteen
(18) months' compensation. In the event of termination by death, beneficiaries of Walter C. Johnsen and Brian S. Olschan would be entitled to a minimum of nine
(9) months' compensation and beneficiaries of Larry H. Buchtmann and Paul G. Driscoll would be entitled to a minimum of six (6) months' compensation.

                                      (15)

DIRECTOR COMPENSATION

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company's directors during the fiscal year ended December 31, 2007.

------------------------ ---------------------- ----------------- --------------
                          Fees Earned or Paid     Option Awards
         Name                 in Cash ($)             ($)(1)          Total
------------------------ ---------------------- ----------------- --------------
Rex L. Davidson                 $23,800                $11,800       $35,600
------------------------ ---------------------- ----------------- --------------
George R. Dunbar (2)            $ 7,900                $     0       $ 7,900
------------------------ ---------------------- ----------------- --------------
Richmond Y. Holden, Jr.         $28,000                $11,800       $39,800
------------------------ ---------------------- ----------------- --------------
Susan M. Murphy                 $23,800                $11,800       $35,600
------------------------ ---------------------- ----------------- --------------
Gary D. Penisten                $31,800                $11,800       $43,600
------------------------ ---------------------- ----------------- --------------
Stephen Spinelli, Jr.           $24,400                $11,800       $36,200
------------------------ ---------------------- ----------------- --------------
Stevenson E. Ward III           $30,000                $11,800       $41,800
------------------------ ---------------------- ----------------- --------------

(1) Represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123 (R), rather than an amount paid to or realized by the named executive officer.

     The exercise price of each option is equal to 100 percent of fair market value on the date of grant. The fair market value was determined to be the closing price of the Common Stock on the trading day immediately preceding the grant date.

(2) Mr. Dunbar declined to stand for re-election to the Board in 2007. Accordingly, his term as a director expired on April 23, 2007.

The following table shows the aggregate number of option awards outstanding for each director as of December 31, 2007.

 ----------------------------------------- ----------------------------------
                                                Aggregate Option Awards
                                                   Outstanding as of
                   Name                            December 31, 2007
 ----------------------------------------- ----------------------------------
 Rex L. Davidson                                         7,500
 ----------------------------------------- ----------------------------------
 Richmond Y. Holden, Jr.                                32,500
 ----------------------------------------- ----------------------------------
 Susan M. Murphy                                        14,000
 ----------------------------------------- ----------------------------------
 Gary D. Penisten                                       22,500
 ----------------------------------------- ----------------------------------
 Stephen Spinelli, Jr.                                   7,500
 ----------------------------------------- ----------------------------------
 Stevenson E. Ward III                                   7,500
 ----------------------------------------- ----------------------------------

                                      (16)

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2007, with management and with representatives of Ernst & Young LLP, our independent auditors, including a discussion of the applicability and quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Management has the primary responsibility for the financial statements and our accounting, auditing and financial reporting processes. The Audit Committee is not providing any expert or special assurance as to our financial statements. Ernst & Young LLP is responsible for expressing an opinion on the conformity of our financial statements with generally accepted accounting principles in the United States. The Audit Committee is not providing any professional certification as to Ernst & Young's work product.

The Audit Committee has discussed with representatives of Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed the independence of Ernst & Young with representatives of the firm.

The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statement for the year ended December 31, 2007 be included in our Annual Report on Form 10-K for the year ended December 31, 2007 for filing with the Securities and Exchange Commission.

                                         Stevenson E. Ward, III, Chair
                                         Richmond Y. Holden, Jr., Member
                                         Stephen Spinelli Jr., Member


TRANSACTIONS WITH RELATED PERSONS

There were no material transactions between the Company and any "related person". The term related person includes any executive officer of the Company, any director or nominee for election as director, any security holder holding more than 5% of the Common Stock of the Company or any immediate family member of any of the foregoing persons.

                                      (17)

Policy

         The Board of Directors has determined that transactions involving the Company and related persons shall be reviewed and approved by the Audit Committee. The Charter of the Audit Committee requires that related person transactions must be reviewed and approved by the Audit Committee of the Board, which consists solely of independent directors. This requirement covers any such transaction and is not limited to transactions which meet the minimum threshold for disclosure in the proxy statement under the relevant rules under the Exchange Act (generally, transactions involving amounts exceeding $120,000 in which a related person has a direct or indirect material interest).

Procedures

         Management or the affected director or executive officer will bring the transaction to the attention of the Audit Committee. The transaction must be approved in advance whenever practicable, and if not practicable, must be reviewed as promptly as practicable. Although the Audit Committee has not adopted formal procedures for the review and approval of transactions with related persons, the Audit Committee will approve the transaction only if it determines that it is in the best interests of the Company.

         If the Audit Committee were to approve a related party transaction, the Audit Committee would periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company Common Stock (collectively referred to herein as "Reporting Persons"), to file with the SEC and the American Stock Exchange initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of copies of such forms received by the Company and written representations from Reporting Persons, the Company believes that, during the 2007 fiscal year, all Reporting Persons complied with all applicable filing requirements under Section 16(a).

                                      (18)

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding compensation payable under the Company's equity compensation plans (the Non-Salaried Director Stock Option Plan and the Employee Stock Option Plan) in effect as of December 31, 2007. The Company's shareholders have approved each equity compensation plan.

------------------------ -------------------------- -------------------------- --------------------------
                                                                                  Number of Securities
                                                                                 Remaining Available for
                            Number of Securities                                  Future Issuance Under
                              to be Issued Upon          Weighted-average      Equity Compensation Plans,
                                 Exercise of             Exercise Price of       (Excluding Securities
                            Outstanding Options,        Outstanding Options,          Reflected in
                             Warrants and Rights        Warrants and Rights            Column (a))
Plan Category                       (a)                         (b)                        (c)
------------------------ -------------------------- -------------------------- --------------------------
Equity compensation                565,750                     $9.82                    151,438
plans approved by
security holders
------------------------ -------------------------- -------------------------- --------------------------
Equity compensation
plans not approved by                -0-                         -0-                      -0-
security holders
------------------------ -------------------------- -------------------------- --------------------------
Total                              565,750                     $9.82                    151,438
------------------------ -------------------------- -------------------------- --------------------------


                              SELECTION OF AUDITORS

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditors. The policies and procedures provide that management and the independent auditors jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service.

                                      (19)

FEES TO AUDITORS

Set forth below is a description of the fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements and review of our interim financial statements for 2007 and 2006, and fees for other services rendered by Ernst & Young LLP for 2007 and 2006.

Fee Category                       Fiscal 2007 Fees         Fiscal 2006 Fees
------------                  ----------------------   ----------------------
Audit Fees                                 $231,000                 $220,000

Audit Related Fees                         $ 17,000                 $ 21,000

Tax Fees                                   $ 29,000                 $ 58,000
                              ----------------------   ----------------------
Total Fees                                 $277,000                 $299,000
                              ======================   ======================


Audit Related Fees. These fees were for assistance related to the Company's filing of reports with the Securities and Exchange Commission (Form S-8), adoption of new financial reporting pronouncements, and reporting on internal control.

Tax Fees.  Tax services included tax compliance, tax advice, and tax planning.

The Audit Committee has determined that the provision of non-audit services described above is compatible with maintaining Ernst & Young's independence.

APPOINTMENT OF AUDITORS

The Company's Audit Committee has not yet appointed an independent auditor to audit the financial statements of the Company for the fiscal year ending December 31, 2008 because the Audit Committee is currently reviewing proposed fees for audit and related work to be performed in respect of fiscal year 2008. The Audit Committee is not aware of any disagreements between management and the Company's current auditors regarding accounting principles and their application or otherwise.

Representatives of Ernst & Young LLP are expected to be present at the 2008 Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. The Company knows of no direct or material indirect financial interest in the Company or of any connection with the Company by this accounting firm except the professional relationship between auditor and client.

                                      (20)

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2009 ANNUAL MEETING

If you intend to present a proposal at our 2009 Annual Meeting, you must submit it to us by no later than November 28, 2008, to receive consideration for inclusion in our 2009 proxy materials. If you intend to present a proposal at our 2009 Annual Meeting that is not to be included in our 2009 proxy materials, you should send the proposal to us in writing by February 13, 2009. Any such proposal should be sent to the Secretary of the Company at 60 Round Hill Road, Fairfield, Connecticut, 06824.

                                 OTHER BUSINESS

Management does not know of any matters to be presented, other than those described herein, at the Annual Meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.





By Order of the Board of Directors
Paul G. Driscoll, Vice President and
Chief Financial Officer, Secretary
and Treasurer
Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824
March 25, 2008

                                      (21)

                                      PROXY

                             ACME UNITED CORPORATION

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACME
         UNITED CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE
                             HELD ON APRIL 21, 2008

         The undersigned hereby appoints Walter C. Johnsen and Susan H. Murphy, and each of them, with full powers of substitution, to act as attorneys and proxies of the undersigned, to vote all shares of the Common Stock of ACME UNITED CORPORATION, held of record by the undersigned on March 4, 2008 at the Annual Meeting of Shareholders, to be held at the American Stock Exchange at 86 Trinity Place, New York, New York on Monday, April 21, 2008, at 11:00 a.m. and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them hereby is, instructed to vote or act as follows on the reverse side hereof on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters, if any, as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the Company's Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 25, 2008 and the 2007 Annual Report to Stockholders.


  SEE REVERSE      CONTINUED AND TO BE COMPLETED, SIGNED AND      SEE REVERSE
     SIDE                   DATED ON REVERSE SIDE                    SIDE
--------------------------------------------------------------------------------

 [X]  PLEASE MARK
      VOTES AS IN
      THIS EXAMPLE

THIS PROXY WHEN EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL SEVEN NOMINEES LISTED BELOW.

1.   Election of Directors
          Nominees:
                           Walter C. Johnsen            Susan H. Murphy
                           Richmond Y. Holden, Jr.      Rex L. Davidson
                           Brian S. Olschan             Stephen Spinelli, Jr.
                           Stevenson E. Ward III

          [  ] FOR all nominees listed above (except as stricken out above).
                 (To withhold authority to vote for any specific nominee(s), check the foregoing box and strike out or line through such nominee's name on the list above.)

          [  ] WITHHELD for all nominees listed above



MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW                              [ ]
NEW ADDRESS:


Please sign exactly as your name appears above. Joint owners should both sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title.

Signature:                                       Date:
          --------------------------------------      --------------------------

Signature:                                       Date:
          --------------------------------------      --------------------------

        PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                       ENCLOSED POSTAGE-PREPAID ENVELOPE